UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : December 27, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-06                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein


Date:  December 29, 2005   By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                           Name:  Mark W. McDermott
                           Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders December 27, 2005



Exhibit 99.1
Statement to Certificateholders December 27, 2005



                      Centex Home Equity Loan Trust 2005-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 December 27, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED      DEFERRED       PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        102,250,000.00     37,971,782.53    6,106,798.37     117,079.66     6,223,878.03     0.00        0.00     31,864,984.16
AF2         16,390,000.00     16,390,000.00            0.00      53,267.50        53,267.50     0.00        0.00     16,390,000.00
AF3         26,710,000.00     26,710,000.00            0.00      92,149.50        92,149.50     0.00        0.00     26,710,000.00
AF4         32,930,000.00     32,930,000.00            0.00     129,524.67       129,524.67     0.00        0.00     32,930,000.00
AF5         45,320,000.00     45,320,000.00            0.00     199,408.00       199,408.00     0.00        0.00     45,320,000.00
AF6         24,850,000.00     24,850,000.00            0.00      97,122.08        97,122.08     0.00        0.00     24,850,000.00
AV1        334,180,000.00    110,665,735.31   25,162,603.62     424,095.69    25,586,699.31     0.00        0.00     85,503,131.69
AV2        154,520,000.00    154,520,000.00            0.00     603,143.07       603,143.07     0.00        0.00    154,520,000.00
AV3          9,780,000.00      9,780,000.00            0.00      39,391.67        39,391.67     0.00        0.00      9,780,000.00
M1          41,160,000.00     41,160,000.00            0.00     170,905.47       170,905.47     0.00        0.00     41,160,000.00
M2          37,000,000.00     37,000,000.00            0.00     154,290.00       154,290.00     0.00        0.00     37,000,000.00
M3          20,350,000.00     20,350,000.00            0.00      85,763.94        85,763.94     0.00        0.00     20,350,000.00
M4          18,030,000.00     18,030,000.00            0.00      79,993.10        79,993.10     0.00        0.00     18,030,000.00
M5          17,570,000.00     17,570,000.00            0.00      78,420.77        78,420.77     0.00        0.00     17,570,000.00
M6          16,650,000.00     16,650,000.00            0.00      75,794.50        75,794.50     0.00        0.00     16,650,000.00
M7          14,330,000.00     14,330,000.00            0.00      71,856.99        71,856.99     0.00        0.00     14,330,000.00
B           12,970,000.00     12,970,000.00            0.00      66,190.23        66,190.23     0.00        0.00     12,970,000.00
R                    0.00              0.00            0.00           0.00             0.00     0.00        0.00              0.00
TOTALS     924,990,000.00    637,197,517.84   31,269,401.99   2,538,396.84    33,807,798.83     0.00        0.00    605,928,115.85
XIO                  0.00    660,970,696.03            0.00          31.81            31.81     0.00        0.00    631,087,689.39
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                         ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST      TOTAL          PRINCIPAL       CLASS        RATE
----------------------------------------------------------------------------------------------------   ---------------------------
AF1      152314LY4       371.36217633    59.72418944      1.14503335   60.86922279      311.63798689        AF1         3.700000 %
AF2      152314LZ1     1,000.00000000     0.00000000      3.25000000    3.25000000    1,000.00000000        AF2         3.900000 %
AF3      152314MA5     1,000.00000000     0.00000000      3.45000000    3.45000000    1,000.00000000        AF3         4.140000 %
AF4      152314MB3     1,000.00000000     0.00000000      3.93333343    3.93333343    1,000.00000000        AF4         4.720000 %
AF5      152314MC1     1,000.00000000     0.00000000      4.40000000    4.40000000    1,000.00000000        AF5         5.280000 %
AF6      152314MD9     1,000.00000000     0.00000000      3.90833320    3.90833320    1,000.00000000        AF6         4.690000 %
AV1      152314ME7       331.15606951    75.29655760      1.26906365   76.56562125      255.85951191        AV1         4.311250 %
AV2      152314MF4     1,000.00000000     0.00000000      3.90333335    3.90333335    1,000.00000000        AV2         4.391250 %
AV3      152314MG2     1,000.00000000     0.00000000      4.02777812    4.02777812    1,000.00000000        AV3         4.531250 %
M1       152314MH0     1,000.00000000     0.00000000      4.15222230    4.15222230    1,000.00000000        M1          4.671250 %
M2       152314MJ6     1,000.00000000     0.00000000      4.17000000    4.17000000    1,000.00000000        M2          4.691250 %
M3       152314MK3     1,000.00000000     0.00000000      4.21444423    4.21444423    1,000.00000000        M3          4.741250 %
M4       152314ML1     1,000.00000000     0.00000000      4.43666667    4.43666667    1,000.00000000        M4          4.991250 %
M5       152314MM9     1,000.00000000     0.00000000      4.46333352    4.46333352    1,000.00000000        M5          5.021250 %
M6       152314MN7     1,000.00000000     0.00000000      4.55222222    4.55222222    1,000.00000000        M6          5.121250 %
M7       152314MP2     1,000.00000000     0.00000000      5.01444452    5.01444452    1,000.00000000        M7          5.641250 %
B        152314MQ0     1,000.00000000     0.00000000      5.10333308    5.10333308    1,000.00000000        B           5.741250 %
TOTALS                   688.86962869    33.80512437      2.74424247   36.54936684      655.06450432
-----------------------------------------------------------------------------------------------------  ---------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931
               --------------------------------------------------

Sec. 7.09(ii)            Distributions Allocable to Principal

                         Group I
                         Scheduled Monthly Payments                                                              220,264.73
                         Curtailments                                                                            76,104.28
                         Prepayments in Full                                                                     5,539,671.48
                         Loans Repurchased by Seller                                                             0.00
                         Substitution Amounts                                                                    0.00
                         Net Liquidation Proceeds                                                                0.00

                         Group II
                         Scheduled Monthly Payments                                                              309,820.92
                         Curtailments                                                                            415,900.93
                         Prepayments in Full                                                                     23,319,815.71
                         Loans Repurchased by Seller                                                             0.00
                         Substitution Amounts                                                                    0.00
                         Net Liquidation Proceeds                                                                0.00

                         Subordination Increase Amount                                                           1,387,823.94
                         Excess Overcollateralization Amount                                                     0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF-1                                                                              0.00
                         Class AF-2                                                                              0.00
                         Class AF-3                                                                              0.00
                         Class AF-4                                                                              0.00
                         Class AF-5                                                                              0.00
                         Class AF-6                                                                              0.00
                         Class AV-1                                                                              0.00
                         Class AV-2                                                                              0.00
                         Class AV-3                                                                              0.00
                         Class M-1                                                                               0.00
                         Class M-2                                                                               0.00
                         Class M-3                                                                               0.00
                         Class M-4                                                                               0.00
                         Class M-5                                                                               0.00
                         Class M-6                                                                               0.00
                         Class M-7                                                                               0.00
                         Class B                                                                                 0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Subordinate Certificates
                         Class M-1                                                                               0.00
                         Class M-2                                                                               0.00
                         Class M-3                                                                               0.00
                         Class M-4                                                                               0.00
                         Class M-5                                                                               0.00
                         Class M-6                                                                               0.00
                         Class M-7                                                                               0.00
                         Class B                                                                                 0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                                189,487,925.23
                         Group I Ending Aggregate Loan Balance                                                   183,651,884.74

                         Group II Beginning Aggregate Loan Balance                                               471,482,770.80
                         Group II Ending Aggregate Loan Balance                                                  447,435,804.65

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                      25,159,573.54
                         Total Required Overcollateralization Amount                                             31,912,797.91

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                 0.00
                         Group II                                                                                0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                 0.00
                         Group II                                                                                0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                                 7.8727%
                         Group II                                                                                6.8290%

Sec. 7.09(xii)           Monthly Remittance Amount
                         Group I                                                                                 7,079,692.10
                         Group II                                                                                26,729,106.73

Sec. 7.09(xiii)          Weighted Average Gross Margin
                         Group II Loans                                                                          6.8819%

Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                                 663,112.14
                         Group II                                                                                728,824.39

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                                 5,836,040.49
                         Group II                                                                                24,045,537.56

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                 0.00
                         Group II                                                                                0.00
                         Subordinate                                                                             0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                 0.00
                         Group II                                                                                0.00
                         Subordinate                                                                             0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                                     7.87%
                         Group II Net WAC Cap                                                                    6.40%
                         Subordinate Net WAC Cap                                                                 6.43%

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M-1                                                                               0.00
                         Class M-2                                                                               0.00
                         Class M-3                                                                               0.00
                         Class M-4                                                                               0.00
                         Class M-5                                                                               0.00
                         Class M-4                                                                               0.00
                         Class M-5                                                                               0.00
                         Class B                                                                                 0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                               Delinquency by Group
                               Group  1
                               Category                    Number            Principal Balance          Percentage
                               1 Month                        75              5,511,400.17              3.00 %
                               2 Month                        18              1,443,427.37              0.79 %
                               3 Month                        16              1,313,337.47              0.72 %
                               Total                         109              8,268,165.01              4.50 %

                               Delinquency by Group
                               Group  2
                               Category                    Number            Principal Balance          Percentage
                               1 Month                       185             22,338,135.23              4.99 %
                               2 Month                        50              6,072,546.31              1.36 %
                               3 Month                        29              3,837,756.13              0.86 %
                               Total                         264             32,248,437.67              7.21 %

                               Delinquency Totals
                               Group Totals
                               Category                    Number            Principal Balance          Percentage
                               1 Month                       260             27,849,535.40              4.41 %
                               2 Month                        68              7,515,973.68              1.19 %
                               3 Month                        45              5,151,093.60              0.82 %
                               Total                         373             40,516,602.68              6.42 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                               Foreclosure by Group
                               Group                 Number of         Principal Balance             Percentage
                               Number                Loans
                                     1                  28              1,879,776.62                   1.02%
                                     2                  68              8,180,944.93                   1.83%

                               Foreclosure Totals
                               Number of                    Principal                 Percentage
                               Loans                        Balance
                                 96                        10,060,721.55                  1.59%

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                Bankruptcy by Group
                                Group                   Number of        Principal Balance           Percentage
                                Number                  Loans

                                      1                   35                 3,110,043.23              1.69%
                                      2                   70                 7,903,826.79              1.77%

                                Bankruptcy Totals
                                Number of                    Principal                  Percentage
                                Loans                        Balance

                                          105                11,013,870.02                     1.75%


Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                 8.00
                         Balance of Balloon Loans                                                                468,475.52


Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                                REO by Group
                                Group                Number of           Principal Balance            Percentage
                                Number               Loans

                                      1                10                    808,810.59                0.44%
                                      2                22                  2,398,982.11                0.54%

                                REO Totals
                                Number of                Principal                Percentage
                                Loans                    Balance

                                       32              3,207,792.70                  0.51%

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                                 936,222.52
                         Group II                                                                                2,669,065.12

Sec. 7.09(b)(vi)         Realized Losses
                         Group I:
                         Monthly Realized Losses                                                                 0.00
                         Cumulative Realized Losses                                                              0.00
                         Group II:
                         Monthly Realized Losses                                                                 1,428.59
                         Cumulative Realized Losses                                                              25,416.25

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                                 0.00
                         Group II                                                                                0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                                        3.6225%

Sec. 7.09(b)(ix)         Cumulative Loss Percentage                                                              0.00%
                         Cumulative Realized Losses Since Cut-Off Date                                           25,416.25
                         Aggregate Loan Balance as of the Cut-Off Date                                           925,008,634.98

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                           NO

                         1-Month LIBOR for Current Distribution Date                                             4.19125%

Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.